                                                                    EXHIBIT 10.1







                       CORRECTIONS CORPORATION OF AMERICA

                    $150,000,000 6.75% SENIOR NOTES DUE 2014



                             UNDERWRITING AGREEMENT


                             dated January 18, 2006





                         BANC OF AMERICA SECURITIES LLC

                              LEHMAN BROTHERS INC.

                          WACHOVIA CAPITAL MARKETS, LLC

                             UNDERWRITING AGREEMENT



January 18, 2006

BANC OF AMERICA SECURITIES LLC
LEHMAN BROTHERS INC.
WACHOVIA CAPITAL MARKETS, LLC
     As Representatives of the several Underwriters
c/o BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, NY 10019

HSBC Securities (USA) Inc.
     As Qualified Independent Underwriter
452 Fifth Avenue, 3rd Floor
New York, NY 10018

Ladies and Gentlemen:

         Introductory. Corrections Corporation of America, a Maryland corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule A (the "Underwriters") an aggregate of $150,000,000 in principal amount of its 6.75% Senior Notes due 2014 (the "Notes"), subject to the terms and conditions set forth in this Underwriting Agreement (this "Agreement"). Banc of America Securities LLC ("BAS"), Lehman Brothers Inc. and Wachovia Capital Markets, LLC have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the offering and sale of the Notes. The Notes will be guaranteed (collectively, the "Guarantees") by each of the subsidiary guarantors named in Schedule B (the "Notes Guarantors"). The Notes and the Guarantees are collectively referred to herein as the "Securities." The Securities are to be issued pursuant to the provisions of a base indenture to be dated as of January 23, 2006 (the "Base Indenture") among the Company, the Notes Guarantors and U.S. Bank National Association, as trustee (the "Trustee"), as amended and supplemented by a first supplemental indenture to be dated as of January 23, 2006. The Base Indenture, as supplemented by the first supplemental indenture, is referred to herein as the "Indenture."

         The Company hereby confirms its engagement of HSBC Securities (USA) Inc. ("HSBC") as, and HSBC hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter," within the meaning of Section (b)(15) of Conduct Rule 2720 of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Notes. HSBC, solely in its capacity as the qualified independent underwriter and not otherwise, is referred to herein as the "QIU." HSBC will not receive any compensation for serving as the QIU. The yield at which the Notes will be distributed to the public shall not be lower than that recommended by the QIU.

         SECTION 1. Representations and Warranties of the Company and the Notes Guarantors.

         The Company and each Notes Guarantor hereby, jointly and severally, represent, warrant and covenant to each Underwriter as follows:

         (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") an automatic shelf registration statement on Form S-3 (Registration No. 333-131072), which contains a base prospectus (the "Base Prospectus"), to be used in connection with the public offering and sale of the Securities. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective or is deemed effective by the Commission for purposes of Section 11 of the Securities Act of 1933 and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), is called the "Registration Statement." Any preliminary prospectus supplement to the Base Prospectus that describes the Securities and the offering thereof and is used prior to filing of the final prospectus relating to the Securities and the offering thereof is called, together with the Base Prospectus, a "preliminary prospectus." The term "Prospectus" shall mean the final prospectus relating to the Securities and the offering thereof that is first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed and delivered by the parties hereto (the "Execution Time"). Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act; any reference to any amendment or supplement to any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such preliminary prospectus or Prospectus, as the case may be, under the Exchange Act, and incorporated by reference in such preliminary prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.

         (b) Compliance with Registration Requirements. The Registration Statement became effective upon filing with the Commission under the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or, to the knowledge of the Company, are pending or are threatened by the Commission.

         Each preliminary prospectus and the Prospectus when filed complied or will comply in all material respects with the Securities Act and, if filed by electronic transmission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR") (except for format and other variations and except as may be permitted by Regulation S-T under the Securities Act), was or will be identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Securities. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective and at the date hereof, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Prospectus, as amended or supplemented, as of its date, at the time of any filing pursuant to Rule 424(b) under the Securities Act and at the Closing Date (as defined herein), did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification ("Form T-1") of the Trustee under the Trust Indenture Act of 1939, as amended (the "TIA") or (ii) statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing through the Representatives by or on behalf of any Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by the Representatives consists of the information described as such in Section 7 hereof. There is no material contract or other material document required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement by the Securities Act that has not been described or filed as required or incorporated therein by reference as permitted by the Securities Act.

         The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable. Any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable.

         (c) Company is Well-Known Seasoned Issuer. (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the Securities Act, and (iv) at the Execution Time (with such date being used as the determination date for purposes of this clause (iv)), the Company was and is a "well-known seasoned issuer" as defined in Rule 405 of the Securities Act. The Registration Statement is an "automatic shelf registration statement," as defined in Rule 405 of the Securities Act, the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form and the Company is eligible to use Form S-3 as the form for the Registration Statement.

         (d) Disclosure Package. The term "Disclosure Package" shall mean (i) the Base Prospectus as supplemented by the preliminary prospectus supplement dated January 18, 2006 relating to the Securities and the offering thereof and filed by the Company with the Commission under Rule 424(b) of the Securities Act on such date, (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act, if any, identified in Schedule C hereto (each, an "Issuer Free Writing Prospectus"), (iii) any other free writing prospectus that the parties hereto shall hereafter mutually expressly agree in writing to treat as part of the Disclosure Package and (iv) the Final Term Sheet (as defined herein), which also shall be identified in Schedule C hereto. As of 3:30 pm (Eastern time) on the date of this Agreement (the "Applicable Time"), the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 7 hereof.

         (e) Company Not Ineligible Issuer. (i) At the earliest time after the filing of the Registration Statement covering the offering of the Securities that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) and (ii) as of the date of the execution and delivery of this Agreement (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act that it is not necessary under the circumstances that the Company be considered an Ineligible Issuer;

         (f) Issuer Free Writing Prospectuses. Neither any Issuer Free Writing Prospectus nor the Final Term Sheet, as of its respective issue date and at all subsequent times through the completion of the offering of the Securities or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with (within the meaning of Rule 433(c) of the Securities Act) the information contained or incorporated by reference in the Registration Statement that has not been superseded or modified. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Company has promptly notified or will promptly notify the Representatives and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7 hereof.

         (g) Accuracy of Statements in Prospectus. The statements in each of the Disclosure Package and the Prospectus (or the documents incorporated by reference therein) under the headings "Risk Factors -- We are subject to legal proceedings associated with owning and managing correctional detention facilities," "Description of Notes," "Description of Proposed Credit Facility," "Certain U.S. Federal Income Tax Considerations" and "ERISA Considerations," and insofar as such statements purport to describe the provisions of laws, agreements, documents and proceedings referred to therein, are accurate in all material respects.

         (h) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Date (as defined below) and the completion of the Underwriters' distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than a preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to in writing by the Representatives or included in Schedule C hereto or the Registration Statement.

         (i) Company and Subsidiaries Not an "Investment Company." Neither the Company nor any of its subsidiaries is, or after giving effect to the offering and sale of the Securities and upon application of the net proceeds therefrom as described under the caption "Use of Proceeds" in each of the preliminary prospectus and the Prospectus will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (j) Reporting Company. The Company is subject to Section 13 or 15(d) of the Exchange Act.

         (k) Market and Customer Data. The market-related and customer-related data and estimates included under the caption "Summary" in each of the Disclosure Package and the Prospectus are based on or derived from sources which the Company and the Notes Guarantors believe to be reliable and accurate in all material respects.

         (l) Incorporation and Good Standing of the Company and its Subsidiaries. The Company and each of its subsidiaries have been duly organized and are validly existing as corporations, limited liability companies or limited partnerships in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing as foreign corporations, limited liability companies or limited partnerships in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), and have all corporate, limited liability company or limited partnership power and authority, as applicable, necessary to own or hold their respective properties and to conduct the businesses in which they are presently engaged and none of the subsidiaries of the Company (other than CCA of Tennessee, LLC., Prison Realty Management, Inc., CCA Properties of America LLC, CCA Properties of Texas LP, CCA Western Properties, Inc., CCA Properties of Arizona LLC, CCA Properties of Tennessee LLC, CCA International, Inc., Technical and Business Institutes of America, Inc., TransCor America, LLC, TransCor Puerto Rico, Inc., CCA (UK) Ltd., Vicor Investments PTY. Ltd. (collectively, the "Significant Subsidiaries")) is a "significant subsidiary," as such term is defined in Rule 405 of the Securities Act.

         (m) Capitalization and Other Capital Stock Matters. The Company has an authorized capitalization as set forth in each of the Disclosure Package and the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in each of the Disclosure Package and the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except as set forth in each of the Disclosure Package and the Prospectus.

         (n) The Indenture -- Validity. The Company and each Notes Guarantor has all requisite corporate, limited liability company or limited partnership power and authority to enter into the Indenture. The Indenture has been duly and validly authorized by the Company and each Notes Guarantor and, upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company and each Notes Guarantor, enforceable against the Company and each Notes Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles. The Indenture has been duly qualified under the TIA and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

         (o) The Indenture -- Description. The Indenture will conform to the description thereof in the Disclosure Package and the Prospectus in all material respects.

         (p) The Notes -- Validity. The Company has all requisite corporate power and authority to issue and sell the Notes. The Notes have been duly and validly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Underwriters against payment therefor in accordance with the terms of this Agreement, will be validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

         (q) The Notes -- Description. The Notes will conform to the description thereof in the Disclosure Package and the Prospectus in all material respects.

         (r) The Guarantees -- Validity. Each Notes Guarantor has all requisite corporate, limited liability company or limited partnership power and authority to issue the Guarantees. The Guarantees have been duly and validly authorized by each Notes Guarantor and when duly executed and delivered by each Notes Guarantor in accordance with the terms of the Indenture and upon the due execution, authentication and delivery of the Notes in accordance with the Indenture and the issuance of the Notes in the sale to the Underwriters contemplated by this Agreement, will constitute valid and binding obligations of each Notes Guarantor, enforceable against each Notes Guarantor in accordance with their terms, except as such enforceability of the

Notes Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

         (s) The Guarantees -- Description. The Guarantees will conform to the description thereof in the Disclosure Package and the Prospectus in all material respects.

         (t) The Underwriting Agreement. The Company and each Notes Guarantor has all requisite corporate, limited liability company or limited partnership power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Notes Guarantors.

         (u) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or
(iii) except as described in the Disclosure Package and the Prospectus, is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, with regard to (ii) and (iii) of this paragraph, for such defaults, violations or failures that would not reasonably be expected to have a Material Adverse Effect. The issue and sale of the Notes and the Guarantees and the execution, delivery and performance of this Agreement, the Indenture, the Notes, the Guarantees, and compliance by the Company and the Notes Guarantors with all of the provisions of the Notes, the Guarantees and the Indenture, by the Company and each of the Notes Guarantors, as applicable, and this Agreement and the consummation of the transactions contemplated hereby and thereby and the use of the net proceeds from the sale of the Notes as described in the Disclosure Package and the Prospectus (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company, or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except where such conflict, breach, violation or default would not have a Material Adverse Effect, (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except where such conflict, breach, violation or default would not have a Material Adverse Effect. Except for the registration of the Securities under the Securities Act, no consent, approval, authorization or order of, or filing, registration or qualification with any such court or governmental agency or body is required for the issue and sale of the Notes and the Guarantees or the consummation by the Company and the Notes Guarantors of the transactions contemplated by this Agreement or the Indenture, except where the failure to receive the required consent, approval, authorization, order, filing, registration or qualification (other than as may be required under the federal securities laws) would not have a Material Adverse Effect and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Notes by the Underwriters.

         (v) No Applicable Registration or Similar Rights. There are no contracts, agreements or understanding between the Company, and subsidiary and any person granting such person the right (other than rights that have been waived or satisfied) to require the Company or any subsidiary to file a registration statement under the Securities Act with respect to any securities of the Company or any subsidiary owned or to be owned by such person or to require the Company or any subsidiary to have such securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for those registration rights as provided in the registration rights agreements, dated December 31, 1998, as amended through the date hereof, by and between the Company and PMI Mezzanine Fund, L.P., and the registration rights agreement, dated as of December 31, 1998, by and between Correctional Management Services Corporation, a predecessor of the Company, and CFE, Inc., in any securities being registered pursuant to any other registration statement filed by the Company or any Notes Guarantor under the Securities Act.

         (w) No loss or change. To our knowledge after reasonable investigation, neither the Company, the Notes Guarantors nor any of their respective subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Disclosure Package and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus and except where such loss or interference would not have a Material Adverse Effect; and since such date, there has not been any change in the capitalization or long-term debt of the Company, the Notes Guarantors or any of their respective subsidiaries or any development in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, the Notes Guarantors or their respective subsidiaries, otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus or as would not have a Material Adverse Effect.

         (x) Financial Information. The historical consolidated financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Prospectus and the Disclosure Package comply in all material respects with the requirements of Regulation S-X under the Securities Act applicable to registration statements on Form S-1 under the Securities Act and present fairly, in all material respects, the consolidated financial condition and results of operations of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in all material respects in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods presented.

         (y) Independent Public Accountants. Ernst & Young LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and included in the Disclosure Package and the Prospectus, are independent public accountants with respect to the Company as required by the Securities Act and the Exchange Act.

         (z) Title to Properties. Except as otherwise disclosed in the Disclosure Package and the Prospectus, the Company and each of its subsidiaries has good and valid title in fee simple to all real property and good and valid title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made of such property by the Company and each of its subsidiaries; and all real property and buildings held under lease by the Company and each of its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company and its subsidiaries.

         (aa) Insurance. To their knowledge after reasonable investigation, the Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

         (bb) Intellectual Property Rights. The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses except where the failure to own or possess such rights would not result in a Material Adverse Effect, and have no knowledge after reasonable investigation that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others, which individually or in the aggregate, would result in a Material Adverse Effect.

         (cc) No Material Actions or Proceedings. Except as otherwise disclosed in the Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; and, except as otherwise disclosed in the Disclosure Package, to the Company's and each subsidiary's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (dd) Annual Report. There are no contracts or other documents that as of the filing date of the annual report on Form 10-K would be required to be filed as exhibits to a Company registration statement pursuant to Item 601(10) of Regulation S-K that have not been so filed as of March 7, 2005.

         (ee) Labor Matters. No labor disturbance by the employees of the Company or any subsidiary exists or, to the knowledge of the Company or any subsidiary, is imminent which could reasonably be expected to have a Material Adverse Effect.

         (ff) ERISA Compliance. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any subsidiary would have any liability; neither the Company nor any subsidiary has incurred and expects to incur liability under
(i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any subsidiary would have any liability that is intended to be qualified under
Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except for such action or failure which would not result in a Material Adverse Effect.

         (gg) List of Plans. Set forth on Exhibit D hereto is a list of each employee pension or benefit plan with respect to which the Company or any corporation considered an affiliate of the Company within the meaning of Section 407(d)(7) of ERISA is a party in interest or disqualified person.

         (hh) Tax Law Compliance. Except as described in the Disclosure Package, the Company and each of its subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed (subject to extensions of time for the proper filing of such returns) through the date hereof and has paid all taxes as set forth in such returns, and no tax deficiency has been determined adversely to the Company, or any of its subsidiaries (nor does the Company or any of its subsidiaries have any knowledge of any tax deficiency) which, if determined adversely to the Company or any of its subsidiaries, might reasonably be expected to have a Material Adverse Effect.

         (ii) Issuance of Securities, Material Transactions and Dividends. Since the date as of which information is given in the Disclosure Package through the date hereof, and except as may otherwise be disclosed in the Disclosure Package, neither the Company nor any Notes Guarantor has (i) issued or granted any securities not otherwise in the ordinary course of business, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or
(iv) declared or paid any dividend on its capital stock not otherwise in the ordinary course of business.

         (jj) Books and Records. The Company and each of its subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets and (C) the reported accountability for its assets is compared with existing assets at reasonable intervals.

         (kk) No Unlawful Contributions or Other Payments. To the knowledge of the Company after reasonable investigation, neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (ll) Internal Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of a date within 90 days prior to the filing of the Company's most recent annual or quarterly report filed with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established.

         (mm) No Material Weakness in Internal Controls. Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls, except as disclosed in the Disclosure Package and the Prospectus; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

         (nn) No Significant Changes in Internal Controls. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

         (oo) Sarbanes-Oxley Compliance. The Company and, to the knowledge of the Company, its officers and its directors are in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules and regulations promulgated in connection therewith that are effective as of the date hereof.

         (pp) Compliance with Environmental Laws. There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company or any of its subsidiaries or any of their predecessors in interest) upon or from any of the property now or previously owned or leased by the Company or any of its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

         (qq) No Price Stabilization or Manipulation. Neither the Company nor any of its subsidiaries nor any of their respective affiliates has taken any action which is designed to or which has constituted stabilization or manipulation of the price of any security of the Company, the Notes Guarantors or any of their respective subsidiaries to facilitate the sale or resale of the Securities.

         (rr) No Restrictions on Dividends. No Restricted Subsidiary (as defined in the Indenture) of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Restricted Subsidiary's capital stock, from repaying to the Company any loan or advances to such Restricted Subsidiary from the Company or from transferring any of such Restricted Subsidiary's property or assets to the Company or any other Restricted Subsidiary of the Company, except as described in or contemplated by the Disclosure Package and the Prospectus or pursuant to the provisions of (1) that certain indenture, dated May 7, 2003, governing the Company's 7.50% Senior Notes due 2011, (2) that certain indenture, dated March 23, 2005, governing the Company's 6.25% Senior Notes due 2013 and (3) that certain Third Amended and Restated Credit Agreement, dated May 3, 2002 by and among the Company, Lehman Commercial Paper Inc. and other parties thereto, as amended and restated from time to time.

         (ss) No Violation of Regulations. None of the transactions contemplated by this Agreement (including without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

         (tt) Assets of Notes Guarantors. Immediately after each of the Notes Guarantors has entered into the Guarantee to which it is a party, (i) the fair value of the assets of such Notes Guarantor will exceed the debts and liabilities, subordinated, contingent or otherwise, of such Notes Guarantor,
(ii) the present fair saleable value of the property of such Notes Guarantor will be greater than the amount that will be required to pay the probable liabilities of such Notes Guarantor on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities, subordinated, contingent or otherwise, become absolute and matured, (iii) such Notes Guarantor will be able to pay its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, and (iv) such Notes Guarantor will not have an unreasonably small capital with which to conduct the business in which it is engaged as such business is conducted and is proposed to be conducted following the Closing Date.

         Neither the Company nor any of its subsidiaries intend, or intends to permit any of its respective subsidiaries, to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and the amounts of cash to be received by the Company or any of its subsidiaries and the timing and the amounts of cash to be payable on or in respect of the Company's indebtedness or the indebtedness of each subsidiary.

         (uu) Related-Party Transactions. No relationship, direct or indirect, that would be required to be described under Item 404 of Regulation S-K promulgated under the Securities Act, exists between or among the Company, any Notes Guarantor on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, or any Notes Guarantor on the other hand, other than as described in the Disclosure Package and the Prospectus.

         (vv) Ratio of Earnings to Fixed Charges. The Company's ratio of earnings to fixed charges set forth in each of the preliminary prospectus and the Prospectus under the caption "Ratio of Earnings to Fixed Charges" and in
Exhibit 12 to the Registration Statement have been calculated in compliance in all material respects with the requirements of Item 503(d) of Regulation S-K under the Securities Act.

         Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters in connection with this Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein subject to the statements and qualifications set forth therein.

         SECTION 2. Purchase, Sale and Delivery of the Securities.

         (a) The Notes. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company agrees to issue and sell to the several Underwriters the Notes upon the terms herein set forth, and the Underwriters agree, severally and not jointly, to purchase from the Company the respective aggregate principal amount of Notes set forth opposite their names on Schedule
A. The purchase price per Note to be paid by the several Underwriters to the Company shall be equal to 98.5% of the principal amount thereof.

         (b) The Closing Date. Delivery of the Securities to be purchased by the Underwriters and payment therefor shall be made at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022 (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York time, on January 23, 2006, or such other time and date as the Representatives and the Company shall agree (the time and date of such closing are called the "Closing Date").

         (c) Public Offering of the Notes. The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, as described in the Disclosure Package and the Prospectus, their respective portions of the Notes as soon after this Agreement has been executed, the Representatives, in their sole judgment, have determined is advisable and practicable.

         (d) Payment for the Notes. Payment for the Notes shall be made on the Closing Date by wire transfer of immediately available funds to the order of the Company.

         It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Notes. BAS, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Notes to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the Closing Date for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

         (e) Delivery of the Notes. Delivery of the Notes shall be made through the facilities of The Depository Trust Company ("DTC") unless the Representatives shall otherwise instruct. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

         (f) Delivery of Prospectus to the Underwriters. Not later than 10:00 a.m. on the second business day following the date the Notes are first released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representatives shall reasonably request.

         SECTION 3. Covenants of the Company and the Notes Guarantors. The Company and the Notes Guarantors, jointly and severally, covenant and agree with each of the Underwriters as follows:

         (a) Representatives' Review of Proposed Amendments and Supplements. During the period beginning on the Applicable Time and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus, the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement to which the Representatives reasonably object.

         (b) Securities Act Compliance. During the Prospectus Delivery Period, the Company shall promptly advise the Representatives in writing (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (iii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iv) of the time and date that any post-effective amendment to the Registration Statement becomes effective, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus, or of any receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or of the threatening or initiation of any proceedings for any of such purposes. The Company shall use commercially reasonable efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use commercially reasonable efforts to promptly obtain the lifting of such order. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430B, as applicable, under the Securities Act, and will use commercially reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

         (c) Exchange Act Compliance. During the Prospectus Delivery Period, the Company will file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under the Exchange Act in the manner and within the time periods required by the Exchange Act.

         (d) Final Term Sheet. The Company will prepare a final term sheet containing solely a description of the Notes, including the price at which the Notes are to be sold to the public, in a form approved by the Representatives, and will file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such rule (such term sheet, the "Final Term Sheet").

         (e) Permitted Free Writing Prospectuses. The Company represents that it has not made, and agrees that, unless it obtains the prior written consent of the Representatives, it will not make, any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a "free writing prospectus" (as defined in Rule 405 of the Securities
Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule C hereto; and provided further that no such prior written consent shall be required for the Final Term Sheet. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping. The Company consents to the use by any Underwriter of a free writing prospectus that (1) is not an "issuer free writing prospectus" as defined in Rule 433 and (2) contains only (i) information describing the preliminary terms of the Securities or the offering, (ii) information that describes the final terms of the Securities or the offering and that is included in the Final Term Sheet of the Company contemplated in Section 3(d) or (iii) information permitted under Rule 134 under the Securities Act; provided that each Underwriter severally covenants with the Company not to take any action without the Company's consent which consent shall be confirmed in writing that would result in the Company being required to file with the Commission under Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

         (f) Amendments and Supplements to the Registration Statement, Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document that will be or be deemed to be incorporated by reference in the Disclosure Package or the Prospectus, in order to make the statements therein, in light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if in the reasonable opinion of the Representatives it is otherwise necessary to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file under the Exchange Act any document that will be or be deemed to be incorporated by reference in the Disclosure Package or the Prospectus, or, at the Company's option, to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to (i) notify the Representatives of any such event or condition and (ii) promptly prepare (subject to Sections 3(a) and 3(e) hereof), file with the Commission (and use commercially reasonable efforts to have any amendment to the Registration Statement or any new registration statement be declared effective) and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in light of the circumstances under which they were made or then prevailing, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law.

         (g) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representatives, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) and the Disclosure Package as the Representatives may request.

         (h) Copies of the Registration Statement and the Prospectus. The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement.

         (i) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Representatives, shall comply in all material respects with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, other than those arising out of the offering or sale of the Securities in any jurisdiction where it is not now so subject. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its commercially reasonable efforts to promptly obtain the withdrawal thereof.

         (j) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption "Use of Proceeds" in each of the Disclosure Package and the Prospectus.

         (k) Agreement Not to Offer or Sell Additional Securities. During the period of 90 days following the date of the Prospectus, the Company will not, without the prior written consent of BAS (which consent may be withheld at the sole discretion of BAS), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than as contemplated by this Agreement).

         (l) DTC Approval. The Company shall use commercially reasonable efforts to obtain the approval of DTC to permit the Notes to be eligible for "book-entry" transfer and settlement through the facilities of DTC.

         (m) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) covering a twelve-month period that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

         (n) Filing Fees. The Company agrees to pay the required Commission filing fees relating to the Securities (or, alternatively, offset such fees in accordance with Rule 457(p) of the Securities Act) within the time required by Rule 456(b)(1) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act.

         (o) Future Reports to Stockholders. During the period of two years hereafter the Company will furnish to the Representatives (i) to the extent not available on EDGAR, as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants;
(ii) to the extent not available on EDGAR, as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and
(iii) to the extent not available on EDGAR, as soon as available, copies of any publicly available report or communication of the Company mailed generally to holders of its capital stock.

         (p) Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

         (q) Use of Preliminary Prospectus. The Company consents to the use and delivery of any preliminary prospectus by the Representatives in accordance with Rule 430 and Section 5(b) of the Securities Act.

         (r) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities; provided, however, that this paragraph shall not apply to any stabilization or manipulation activities conducted by the Underwriters, who shall remain solely responsible for such activities.

          SECTION 4. Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company and the Notes Guarantors, jointly and severally, agree, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Issuer Free Writing Prospectus, each preliminary prospectus and the Prospectus, and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company's accountants and counsel, but not, however, legal fees and expenses of the Underwriters' counsel incurred in connection therewith); (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of any Agreement among Underwriters, this Agreement, the Indenture, any blue sky memorandum and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith (but not, however, legal fees and expenses of the Underwriters' counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such blue sky memoranda); (iii) the issuance and delivery by the Company of the Notes and by the Notes Guarantors of the Guarantees and any taxes payable in connection therewith; (iv) the qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including, without limitation, the reasonable fees and disbursements of the Underwriters' counsel relating to such registration or qualification); (v) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof); (vi) the approval of the Notes by DTC for "book-entry" transfer (including fees and expenses of counsel); (vii) the rating of the Notes; (viii) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture and the Securities;
(ix) Item 14 of Part II of the Registration Statement; and (x) the performance by the Company and the Notes Guarantors of their other obligations under this Agreement. It is understood, however, that, except as provided in this Section 4, Sections 6, 7 and 8 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and expenses of their counsel.

         SECTION 5. Conditions to the Obligations of the Underwriters. The obligations of the several Underwriters hereunder shall be subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Company and each Notes Guarantor contained herein, to the performance by the Company and each Notes Guarantor of their respective obligations hereunder, and to each of the following additional conditions:

         (a) Accountants' Comfort Letter. On the date hereof, the
Representatives shall have received from Ernst & Young LLP, independent public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, the form of which is attached as Exhibit A.

         (b) CFO Certificate. On the date hereof, the Representatives shall have received from the Chief Financial Officer of the Company, a certificate dated the date hereof addressed to the Underwriters, the form of which is attached as Exhibit E-1. On the Closing Date, the Representatives shall have received from the Chief Financial Officer of the Company, a certificate dated such date, the form of which is attached as Exhibit E-2, to the effect that he reaffirms in all material respects the statements made in the certificate furnished by him pursuant to the previous sentence of this subsection (b), except that the specified date referred to in paragraph 3 therein for carrying out of procedures shall be no more than three business days prior to the Closing Date.

         (c) Compliance with Registration Requirements; No Stop Order. For the period from and after effectiveness of this Agreement and prior to the Closing
Date:

                  (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act;

                  (ii) the Final Term Sheet, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433; and

                  (iii) no stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and the Company shall not have received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form.

         (d) No Material Adverse Change. (i) Neither the Company, any Notes Guarantor nor any of their respective subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Disclosure Package and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference could reasonably be expected to have a Material Adverse Effect otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus; and (ii) since such date, there shall not have been any change in the capital stock or long-term debt of the Company, any Notes Guarantor or any of their respective subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus.

         (e) No Ratings Agency Change. Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating according the Company's senior unsecured debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's senior unsecured debt securities.

         (f) Opinion of Counsel for the Company. On the Closing Date, the Representatives shall have received the opinion of Bass Berry & Sims PLC, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit B.

         (g) Opinion of Maryland Counsel for the Company. On the Closing Date, the Representatives shall have received the opinion of Miles & Stockbridge PC, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit C.

         (h) Opinion of Counsel for the Underwriters. On the Closing Date, the Representatives shall have received the opinion of Latham & Watkins LLP, counsel for the Underwriters, dated as of the Closing Date, in form and substance reasonably satisfactory to, and addressed to, the Representatives, with respect to the issuance and sale of the Notes, the Registration Statement, the Prospectus (together with any supplement thereto), the Disclosure Package and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (i) Officers' Certificate. On the Closing Date, the Representatives shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and any amendment or supplement thereto, any Issuer Free Writing Prospectus and any amendment or supplement thereto and this Agreement, to the effect that:

                  (i) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct on and as of the Closing Date with the same force and effect as though expressly made on and as of such Closing Date; and

                  (iii) the Company has complied with all the agreements hereunder and satisfied all the conditions set forth in Sections 5(c),
         (d) and (e) at or prior to such Closing Date.

         (j) Bring-down Comfort Letter. On the Closing Date, the Representatives shall have received from Ernst & Young LLP, independent public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

         (k) Indenture. The Company, the Notes Guarantors and the Trustee shall have executed and delivered the Indenture, and the Representatives shall have received an original copy thereof, duly executed by the Company, the Notes Guarantors and the Trustee.

         (l) DTC Approval. On or before the Closing Date, DTC shall have accepted the Securities for "book-entry" transfer and settlement through the facilities of DTC.

         (m) QIU Certificate. On the date hereof, the Representatives shall have received from the QIU, as qualified independent underwriter, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives.

         (n) Additional Documents. On or before the Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

         If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 7, 8 and 11 through 17 hereof shall at all times be effective and shall survive such termination.

         SECTION 6. Reimbursement of Underwriters' Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5 hereof, or if the sale to the Underwriters of the Notes on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or any Notes Guarantor to perform any agreement herein or to comply with any provision hereof, the Company and the Notes Guarantors agree to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all reasonable out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Notes, including but not limited to, reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company and the Notes Guarantors shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

         SECTION 7. Indemnification.

         (a) Indemnification of the Underwriters. The Company and each of the Notes Guarantors agree to indemnify and hold harmless each Underwriter, its directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter, its directors, officers, employees, agents or such controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A, Rule 430B or Rule 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, the information contained in the Final Term Sheet, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to reimburse each Underwriter, its directors, officers, employees, agents and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by BAS) as such expenses are reasonably incurred by such Underwriter, or its officers, directors, employees and agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The indemnity agreement set forth in this
Section 7(a) shall be in addition to any liabilities that the Company may otherwise have.

         (b) Indemnification of the Company, the Notes Guarantors and their respective Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Notes Guarantors, each of their directors, each of their officers who signed the Registration Statement and each person, if any, who controls the Company or one of the Notes Guarantors within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B or Rule 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein; and to reimburse the Company and the Notes Guarantors, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company and the Notes Guarantors, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the table following the first paragraph and in the third and ninth paragraphs under the caption "Underwriting" in the prospectus supplement; the indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

         (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any liability other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party (or by BAS in the case of Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

         (d) Settlements. The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (e) Indemnification of the QIU. Without limitation and in addition to its obligation under the other subsections of this Section 7, the Company agrees to indemnify and hold harmless the QIU, its directors, officers, employees and agents and each person, if any, who controls the QIU within the meaning of the Securities Act or the Exchange Act from and against any loss, claim, damage, liabilities or expense, as incurred, arising out of or based upon the QIU's acting as a "qualified independent underwriter" (within the meaning of Section
(b)(15) of NASD Conduct Rule 2720) in connection with the offering contemplated by this Agreement, and agrees to reimburse each such indemnified person for any legal or other expense reasonably incurred by them in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense results from the gross negligence or willful misconduct of the QIU.

         SECTION 8. Contribution. If the indemnification provided for in Section 7 is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Notes Guarantors, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Notes Guarantors, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Notes Guarantors, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Notes Guarantors, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover. The relative fault of the Company and the Notes Guarantors, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company and the Notes Guarantors, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 7(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 8; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 7(c) for purposes of indemnification.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8.

         Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 8, each director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director, officer and employee of the Company and the Notes Guarantors, and each person, if any, who controls the Company and the Notes Guarantors within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Notes Guarantors.

         SECTION 9. Default of One or More of the Several Underwriters. If, on the Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities and the principal amount of Securities with respect to which such default occurs exceeds 10% of the principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 7, 8 and 11 through 17 hereof shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

         As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
9. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         SECTION 10. Termination of this Agreement. Prior to the Closing Date this Agreement may be terminated by the Representatives by notice given to the Company if at any time (i) trading in any of the Company's securities shall have been suspended or limited by the Commission or by the New York Stock Exchange (the "NYSE"), or trading in securities generally on the NYSE, the American Stock Exchange or the over-the-counter market shall have been suspended, or minimum prices shall have been established on any of such stock exchanges or markets by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; (iii) the United States shall have become engaged in new hostilities, there shall have been an escalation in existing hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other significant calamity or crisis (including, without limitation, as a result of terrorist activities); or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impractical or inadvisable to proceed with the public offering or delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus. Any termination pursuant to this Section 10 shall be without liability on the part of (a) the Company or the Notes Guarantors to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the

Representatives and the Underwriters pursuant to Sections 4 and 6 hereof or (b) any Underwriter to the Company or the Notes Guarantors.

         SECTION 11. No Agency or Fiduciary Responsibility. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

         SECTION 12. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement (i) will remain in full force and effect, regardless of any (A) investigation made by or on behalf of any Underwriter, the officers or employees of any Underwriter, the QIU, the officers or employees of any Underwriter or the QIU, or the Company, the officers or employees of the Company, or any person controlling the Company, as the case may be or (B) acceptance of the Securities and payment for them hereunder and (ii) will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

         SECTION 13. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

         If to the Representatives:
              Banc of America Securities LLC
              9 West 57th Street
              New York, NY  10019
              Facsimile: (212) 901-7897
              Attention: Legal Department

              with a copy to:

                  Latham & Watkins LLP
                  885 Third Avenue
                  New York, New York 10022
                  Facsimile: (212) 751-4864
                  Attention: Robert A. Zuccaro

         If to the QIU:

                  HSBC Securities (USA) Inc.
                  452 Fifth Avenue, 3rd Floor
                  New York, NY 10018
                  Facsimile: (646) 366-3338
                  Attention: Andrew Lazerus

         If to the Company:

                  Corrections Corporation of America
                  10 Burton Hills Boulevard
                  Nashville, Tennessee 37215
                  Facsimile: (615) 263-3170
                  Attention: Irving E. Lingo, Jr.

              with a copy to:

                  Bass, Berry & Sims PLC
                  315 Deaderick Street, Suite 2700
                  Nashville, Tennessee 37238
                  Facsimile: (615) 742-2775
                  Attention: F. Mitchell Walker, Jr.

         Any party hereto may change the address for receipt of communications by giving written notice to the others.

         SECTION 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 9 hereof, and to the benefit of (i) the Company and the Notes Guarantors, their directors, officers and employees, and any person who controls the Company or any of the Notes Guarantors within the meaning of the Securities Act and the Exchange Act, (ii) the Underwriters, the officers, directors, employees and agents of the Underwriters, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act, (iii) the QIU, the QIU's officers, directors, employees and agents, and each person, if any, who controls the QIU within the meaning of the Securities Act and the Exchange Act, and (iv) the respective successors and assigns of any of the above, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

         SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         SECTION 16. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

         SECTION 17. General Provisions. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

         This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the several Underwriters, or any of them, with respect to the subject matter hereof.

         Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 7 and the contribution provisions of
Section 8, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 7 and 8 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.



                            [Signature pages follow]

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.


                                       Very truly yours,

                                       CORRECTIONS CORPORATION OF AMERICA



                                       By:  /s/ John D. Ferguson
                                            ----------------------------------
                                            Name: John D. Ferguson
                                            Title: Chief Executive Officer

                                       NOTES GUARANTORS

                                       CCA OF TENNESSEE, LLC
                                       PRISON REALTY MANAGEMENT, INC.
                                       TECHNICAL AND BUSINESS INSTITUTE OF
                                         AMERICA, INC.
                                       CCA INTERNATIONAL, INC.
                                       CCA PROPERTIES OF AMERICA, LLC
                                       CCA PROPERTIES OF ARIZONA, LLC
                                       CCA PROPERTIES OF TENNESSEE, LLC
                                       CCA WESTERN PROPERTIES, INC.

                                       By: /s/ John D. Ferguson
                                           -----------------------------------
                                           Name: John D. Ferguson
                                           Title: Chief Executive Officer


                                       CCA PROPERTIES OF TEXAS, L.P.

                                       By: /s/ John D. Ferguson
                                           -----------------------------------
                                           Name: John D. Ferguson
                                           Title: Chief Executive Officer,
                                           CCA Properties of America, LLC, as
                                           General Partner



                                       TRANSCOR AMERICA LLC

                                       By: /s/ Todd J. Mullenger
                                           -----------------------------------
                                           Name: Todd J. Mullenger
                                           Title: Vice President, Treasurer

          The foregoing Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

BANC OF AMERICA SECURITIES LLC
LEHMAN BROTHERS INC.
WACHOVIA CAPITAL MARKETS, LLC
     Acting as Representatives of the
     several Underwriters named in
     the attached Schedule A.


By  Banc of America Securities LLC

By: /s/ Douglas W. McCurdy
    -------------------------------
    Name: Douglas W. McCurdy
    Title: Principal

         The foregoing Agreement is hereby confirmed and accepted by the QIU as of the date first above written.


By  HSBC Securities (USA) Inc.

By: /s/ Andrew Lazerus
    --------------------------------
    Name: Andrew Lazerus
    Title: Senior Vice President

As Qualified Independent Underwriter